UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Emerging Europe Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging European markets fared poorly in the six-month period ended April 30, 2014. Russian shares tumbled nearly 23% as the economy and the ruble weakened and as Russia’s annexation of Ukraine’s Crimean peninsula led to U.S. and European Union sanctions and threats of deeper penalties. Stocks in Turkey fell about 8%, as a sharp rally since the end of January mitigated deep losses in the first half of our reporting period. Greek stocks edged higher, while shares in Poland and the Czech Republic eased slightly. In Hungary, which depends significantly on Russian natural gas supplies and whose growth outlook is poor, stocks slumped 15%.

Your fund returned -19.36% in the last six months. As shown in the Performance Comparison table, the fund fared worse than its benchmark, the MSCI Emerging Markets Europe Index. This is largely attributable to poor relative performance of our holdings in Russia and Ukraine and a significant underweight to Poland.

We are disappointed with the fund’s performance, but we do not intend to blindly discard our Russian holdings due to poor recent performance or fears of an escalation in Ukraine tensions. Russia is a significant part of the emerging Europe opportunity set, and stock valuations have become more attractive since the onset of the Crimean crisis.

We are monitoring this fluid situation and its effect on fund holdings very closely. At present, we believe that the Russian stock market has discounted further escalation of the situation in Ukraine. We also believe that a thawing of the geopolitical situation could result in a relief rally for Russian equities and that our focus on well-run, high-quality companies positions us well for a de-escalation of the situation and subsequent recovery of the Russian market.

PORTFOLIO REVIEW

Ukraine
Ukrainian stocks rose 13% in U.S. dollar terms in the last six months, as higher returns in local currency terms were significantly reduced by a 29% drop in the hryvnia versus the greenback. Ukraine has been the focal point of heightened geopolitical tensions between Russia and the West, and its sovereign financial situation, which was already weak due to high debt and dwindling foreign exchange reserves, has deteriorated further.

Early in our reporting period, protests broke out throughout the country as President Viktor Yanukovych rejected a trade deal and financial assistance from the EU but shortly thereafter accepted $15 billion in Russian aid. In late February, the Ukrainian parliament removed Yanukovych from power, and pro-Russian forces began to take control of the Crimean peninsula, where Russia has significant military and naval assets.

Crimeans voted in a mid-March referendum to join with the Russian Federation, and Russia annexed the peninsula within days of the vote. The U.S. and the EU retaliated against Russia with a couple of rounds of sanctions and threats for more painful economic measures. As we write this letter, pro-Russian forces have been destabilizing eastern Ukraine and two regions have held referenda on independence, while the Kiev government is attempting to stymie separatism and hopes to hold a presidential election on May 25. Meanwhile, fears of a full-scale Russian invasion of eastern Ukraine have prompted NATO to bolster its presence in its easternmost members as a form of reassurance.

Shares of our only Ukrainian holding, poultry and grain producer MHP, fared poorly over the last six months. We had been trimming our position as the country’s fiscal situation deteriorated over the last year, but we are maintaining a stake in the company. MHP will actually benefit from a weaker hryvnia, as 40% of its revenues are in foreign currencies while nearly all of its costs are in local currency. More importantly, we expect strong earnings growth this year, helped by a significant increase in grain revenues. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Russia
Russian stocks plunged about 23% in dollar terms since the end of October 2013, partially reflecting a 10% decline in the ruble versus the greenback. The economy had been weakening prior to the crisis in Crimea, but short-term interest rate increases by the central bank to fight inflation and shore up the ruble are also weakening credit growth and could push the economy into recession. U.S. and EU sanctions thus far have been limited in terms of direct impact to the Russian economy. Many of the sanction targets are individuals with close ties to Russian President Vladimir Putin and private companies with which they are associated. However, future sanctions could target specific companies or sectors of the economy.

Russia is our largest country allocation, but we reduced the fund’s exposure over the last six months—from 64.6% to 54.2% of assets—in part, because of the weakening economy and the Ukraine situation. The energy sector remains dominant, and it is a potential target of future sanctions. We have been underweighting energy for some time; in response to the sanctions threat, we have further reduced our exposure. Nevertheless, our Russian energy holdings—especially Gazprom, which transports most of its natural gas to Europe through Ukraine, and independent drilling company Eurasia Drilling—were among the portfolio’s worst performers. We added to our Gazprom position, as we believe the potential for supply disruptions to Europe is low, but we trimmed Eurasia Drilling due to lower 2014 earnings growth expectations.

We currently favor industries in which state assets are not involved and against which economic sanctions are far less likely to be imposed. We continue to believe that domestic-oriented companies in other sectors, such as financials and consumer staples, have better long-term growth prospects than energy. One of our largest holdings, Sberbank of Russia, was one of the biggest performance detractors in our reporting period. We are maintaining our investment, however. We believe that the bank will continue to produce strong loan and earnings growth this year and that the stock’s valuation reflects expectations for deep sanctions against Russian financials that seem unlikely to be implemented. In the consumer staples sector, the share price of food retailer Magnit declined sharply. However, the company continues to generate strong revenue and earnings growth, and we are confident that management will guide the company well through the economic downturn. In the latter part of our reporting period, we participated in the initial public offering of food retailer Lenta. While much smaller than Magnit, Lenta is a quality retailer that, in our opinion, has the potential to grow its sales and net income faster than Magnit over the next three years.

In the information technology sector, Mail.Ru, a provider of e-mail services, online games, and social media sites, declined despite better-than-expected revenue and earnings growth in the final quarter of 2013. In the latter part of our reporting period, Mail.Ru solidified its stance in the social network market by increasing its ownership stake in a major competitor to above 50%. We consider this a positive long-term move and are maintaining our investment. Yandex, Russia’s leading Internet search provider, also reported strong revenue growth but was pressured by the general market decline as well as President Putin’s calls for more Internet regulation. We continue to like Yandex’s business model and believe that the financial impact of any additional Internet regulations would be small. A new IT holding that we added early in the period was Luxoft Holding. This rapidly growing IT solutions company provides services to various industries and has 20 offices around the world.

Given the weaker Russian growth outlook, we believe that the expected increase in infrastructure spending—up to $120 billion over the next five years—could be postponed, potentially leading to a deterioration in fundamentals for our transportation and infrastructure companies. In response to this and to the potential for deeper U.S. and EU sanctions, we decided to eliminate Mostotrest, Russia’s largest general contractor in the transport infrastructure construction market, and maritime container terminal operator Global Ports Investments. We reduced but still maintained a position in freight rail transportation company Globaltrans Investment because it has an attractive yield and we continue to believe that the company’s prospects look favorable as older rail cars are retired and rail car rental rates improve.

One of the few bright spots among our Russian holdings, and one of our top performers, was metals and mining company MMC Norilsk Nickel. Shares surged amid signs of firming nickel and copper prices, which bode well for its revenues. Elsewhere in the materials sector, our relatively new investment in Alrosa sagged in the last six months. We believe this rough-diamond miner—the largest in the world based on volume and reserves—will benefit from a supply-constrained market and a medium-term increase in diamond prices. We eliminated our investment in gold and silver mining company Polymetal International early in our reporting period, as its investment projects are on hold due to lower gold prices.

Georgia and Kazakhstan
Like Ukraine, these peripheral countries are not represented in our MSCI benchmark, but they offer some attractive long-term investment opportunities that help us diversify the portfolio. In Georgia, our only investment is Bank of Georgia Holdings, and it produced outstanding returns. The bank offers high return on equity, impressive loan growth, and a strong balance sheet, and it remains well positioned in Georgia’s improving economic environment.

In Kazakhstan, the central bank decided to devalue the currency, which is tightly managed, by 16%. Nevertheless, our investment in Halyk Savings Bank produced good returns. The bank, which has a large retail branch network and a significant portion of the country’s savings deposits, continues to grow its market share in a restructured banking sector. Our other major investment in the country, mobile network operator KCell, sagged during our reporting period. We continue to believe that KCell is poised for strong growth in mobile phone usage.

Turkey
Stocks in Turkey, which relies heavily on foreign cash flows to finance its large current account deficit, returned -8%, but this return masks significant volatility. Shares fell sharply in the first half of our six-month reporting period as a political corruption probe widened, forcing Prime Minister Erdogan to fire a number of his cabinet ministers, and as emerging markets assets and currencies fell broadly at the onset of the U.S. Federal Reserve’s tapering of asset purchases. To defend the lira, the central bank sharply raised interest rates at the end of January. This stabilized the currency, and stocks rallied throughout the second half of our reporting period, significantly paring earlier losses. The completion of municipal elections at the end of March removed a significant source of uncertainty. The ruling Justice and Development Party won the elections, but opposition parties gained strength, which, hopefully, will lead to more checks and balances over the ruling party.

Yapi ve Kredi Bankasi, Turkiye Halk Bankasi, and Turkiye Garanti Bankasi are our core holdings in the country, and we believe that they will benefit from the long-term growth of a consumer economy. Over the last six months, however, shares of these Turkish banks declined as rising interest rates depressed the outlook for economic and loan growth. We are maintaining our positions: Their fundamentals, such as loan growth and asset quality, have remained mostly favorable, and we anticipate that the central bank will reduce rates in the quarters ahead, which should encourage loan growth.

In the consumer staples sector, our investment in discount food retailer BIM Birlesik Magazalar produced excellent returns and was one of our top performers. However, we trimmed our position near the end of our reporting period as its valuation became expensive. In contrast, wholesale retailer Bizim Toptan Satis Magazalari was disappointing, and we eliminated it earlier this year. The retailer has high operating expenses, and we are concerned that sales growth could continue to decelerate.

We own two aviation-related companies in Turkey—airport operator TAV Havalimanlari Holding and low-cost airline Pegasus Hava Tasimaciligi—because we believe that Turkish consumers will increasingly travel as a consumer economy grows. TAV managed a small gain in the last six months, but Pegasus declined as slower economic growth and currency turmoil led to fourth-quarter losses. Increased competition among discount airlines in the region also weighed on the stock. Nevertheless, we continue to believe that Pegasus can produce double-digit revenue growth and modest profit margin expansion over the next few years.

Greece
While still a member of the EU and the eurozone, Greece was downgraded by MSCI from a developed market to an emerging market, effective November 2013. In the last six months, Greek stocks returned slightly more than 1%. The economy continues to recover after being hard hit by the European sovereign debt crisis, and there are signs that it could emerge from recession in 2014. However, the road to recovery will be long, particularly in the financials sector, where further restructuring is expected.

We have established small positions in two Greek banks: Piraeus Bank and Eurobank Ergasias. Piraeus is a commercial bank that made opportunistic acquisitions in the last few years and has emerged as a dominant leader in the industry. The company stands to benefit from lower costs as it integrates its acquisitions and from higher net interest margins as deposit rates fall. Eurobank Ergasias is a large bank that we added near the end of our reporting period. It is expected to restructure and deal with bad debts this year, with hopes of returning to profitability in 2015 and experiencing stronger growth in the 2016–2017 time frame.

Central Eastern Europe
Stocks in Poland and the Czech Republic slipped less than 1% over the last six months, while Hungarian shares tumbled 15%. Most of our investments are in Poland, which we believe has the best long-term growth potential in the region. We have been increasing exposure to Poland, as the near-term macro picture is relatively favorable. Industrial production and business and consumer confidence levels have been on the rise, and growth this year and in 2015 is likely to be 3% or better. Inflation should be subdued this year but somewhat higher next year, which is likely to prompt the central bank to begin raising rates.

Our Polish holdings are designed to capitalize on strong economic growth or consumer activity in the years ahead. Our relatively new investment in PKP Cargo was one of our better performers. Late in the period, this large freight operator signed a deal to transport raw materials for a major Polish steel company over the next three years, possibly longer. Elsewhere, shares of fashion retailer LPP declined, despite strong 2013 financial results. We believe that the company’s 2014 performance will be more challenging, especially considering the currency and economic weakness in neighboring Russia, where LPP has a strong presence. Nevertheless, we believe LPP has exceptional growth prospects and a strong ability to realize its expansion plans. Shares of food retailer Jeronimo Martins, which is listed in Portugal but whose Biedronka chain operates in Poland, and cash-and-carry consumer goods retailer Eurocash declined slightly amid increasing industry competition.

In the financials sector, strong economic growth and prospects for rising rates and fee income should create a favorable environment for banks. In the last six months, our investment in Bank Zachodni managed a modest gain. The company, which is owned by Spain’s Santander Group, recently rolled out a “superwallet” app for mobile phones to facilitate consumer banking and commerce transactions. In February, we reestablished a position in Poland’s largest bank, PKO Bank Polski, after shares retreated on concerns around its Ukraine exposure. Elsewhere in the region, we added BRD-Groupe Societe Generale, a large Romanian bank controlled by France’s banking giant Societe Generale, back to the portfolio. BRD is showing signs of improving credit quality and loan growth prospects, and we expect better earnings growth in the period ahead.

OUTLOOK

While the fund’s six-month performance was disappointing, we are maintaining a long-term investment horizon and exposure to well-managed companies that we believe can generate solid earnings growth over time. Current valuations in emerging Europe are compelling, and we are using market volatility to add to our high-conviction names at attractive prices.

Geopolitical tensions centered on Ukraine could continue for some time, and the threat of additional sanctions against Russia or a widening of the crisis are significantly undermining the country’s prospects for economic growth. We continue to monitor the situation closely. As mentioned earlier, we are overweighting domestic-oriented Russian sectors and stocks that seem unlikely to be hit with sanctions, and we believe that our focus on well-run, high-quality companies positions us well for a de-escalation of the situation.

In Turkey, a more stable lira and the completion of municipal elections have dispelled some of the uncertainty that has weighed on the market for the last few months. However, continued political tension and weaker reform momentum ahead of presidential elections in July and parliamentary elections next year remain key risks for the market.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, the fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Ulle Adamson
Interim Portfolio Manager

May 16, 2014

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

MANAGER UPDATE

Portfolio Manager Leigh Innes is currently on maternity leave, and Ms. Adamson is serving as the interim portfolio manager with day-to-day responsibility for managing the fund’s portfolio. Ms. Innes is expected to return on or about July 15, 2014, at which point she will resume her role as the fund’s sole portfolio manager.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Return on equity (ROE): A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Gazprom, Russia	9.9%
Sberbank of Russia, Russia	9.3
Magnit, Russia	7.4
Turkiye Halk Bankasi, Turkey	5.8
Turkiye Garanti Bankasi, Turkey	5.2
Lukoil, Russia	4.1
MMC Norilsk Nickel, Russia	4.0
BIM Birlesik Magazalar, Turkey	3.9
PKO Bank Polski, Poland	3.9
Yandex, Russia	3.3
Mail.Ru, Russia	3.1
Bank of Georgia Holdings, Georgia	3.0
Piraeus Bank, Greece	2.5
Jeronimo Martins, Portugal	2.2
Halyk Savings Bank, Kazakhstan	2.0
TAV Havalimanlari Holding, Turkey	1.9
Coca-Cola Icecek, Turkey	1.9
Mobile Telesystems, Russia	1.9
Sistema, Russia	1.7
KCell, Kazakhstan	1.7
MHP, Ukraine	1.6
Eurocash, Poland	1.5
International Personal Finance, United Kingdom	1.5
BRD-Groupe Societe Generale, Romania	1.4
Alrosa, Russia	1.3
Total	86.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 20.50	$ 18.52	$ 17.83	$ 21.66	$ 15.97	$ 12.38
Investment activities						
Net investment income (loss) (1)	(0.04)	0.34	0.13	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain / loss	(3.86)	1.78	0.56	(3.81)	5.71	4.93
Total from investment activities	(3.90)	2.12	0.69	(3.83)	5.70	4.91
Distributions						
Net investment income	(0.39)	(0.14)	–	–	–	(1.32)
Net realized gain	–	–	–	–	(0.01)	–
Total distributions	(0.39)	(0.14)	–	–	(0.01)	(1.32)
NET ASSET VALUE						
End of period	**$ 16.21**	**$ 20.50**	**$ 18.52**	**$ 17.83**	**$ 21.66**	**$ 15.97**

Ratios/Supplemental Data

Total return (2)	**(19.36)%**	**11.50%**	**3.87%**	**(17.68)%**	**35.68%**	**49.25%**
Ratio of total expenses to average net assets	1.45% (3)	1.47%	1.55%	1.45%	1.41%	1.64%
Ratio of net investment income (loss) to average net assets	(0.44)% (3)	1.75%	0.71%	(0.09)%	(0.07)%	(0.19)%
Portfolio turnover rate	20.1%	17.1%	10.9%	21.7%	27.7%	39.7%
Net assets, end of period (in millions)	$ 274	$ 379	$ 420	$ 494	$ 772	$ 637

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTUGAL 2.2%

Common Stocks 2.2%		
Jeronimo Martins	348,023	6,086
Total Portugal (Cost $1,367)		6,086

ROMANIA 1.3%

Common Stocks 1.3%		
BRD-Groupe Societe Generale (1)	1,435,860	3,706
Total Romania (Cost $3,849)		3,706

RUSSIA 54.2%

Common Stocks 54.2%		
Alrosa (USD)	3,501,800	3,617
Bank Saint Petersburg (USD) (1)	2,458,506	2,163
Cherkizovo Group, GDR (USD) (1)	346,083	3,516
Etalon, GDR (USD) (1)	629,525	2,203
Eurasia Drilling, GDR (USD)	75,888	1,871
Gazprom, ADR (USD)	3,749,553	27,042
Globaltrans Investment, GDR (USD)	255,386	2,431
Lenta, GDR (USD) (1)(2)	356,000	3,450
Lukoil, ADR (USD)	212,042	11,206
Luxoft Holding (USD) (1)	123,500	3,333
Magnit	364	72
Magnit (USD)	94,136	18,667
Magnit, GDR (USD)	33,454	1,574
Mail.Ru, GDR (USD) (1)	313,121	8,507
MD Medical Group Investments, GDR (USD)	355,000	2,189
MMC Norilsk Nickel, ADR (USD)	607,271	10,949
Mobile Telesystems (USD)	119,885	870
Mobile Telesystems, ADR (USD)	253,800	4,254

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 96% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

In particular, in response to recent political and military actions undertaken by Russia, the U.S. and European Union have instituted various sanctions against Russia. These sanctions and the threat of further sanctions could have adverse consequences for the Russian economy, including a weakening or devaluation of the ruble, a downgrade in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Current or future sanctions and/or any retaliatory action by Russia could impair the fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. At April 30, 2014, approximately 54% of the fund’s net assets were invested in Russian companies; on that date, none of the fund’s investments were in companies targeted by sanctions then in effect.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $65,297,000 and $101,138,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2013, the fund had $197,043,000 of available capital loss carryforwards, which expire as follows: $189,094,000 in fiscal 2017 and $7,949,000 in fiscal 2018.

At April 30, 2014, the cost of investments for federal income tax purposes was $249,766,000. Net unrealized gain aggregated $25,854,000 at period-end, of which $81,369,000 related to appreciated investments and $55,515,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $59,000 for Price Associates; $263,000 for T. Rowe Price Services, Inc.; and $11,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2014, the fund was allocated $6,000 of Spectrum Funds’ expenses, of which $4,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees received in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2014, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreements

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were both above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014